EXHIBIT 99

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), I, Lawrence J. Cohen, President, chief executive officer and chief financial officer of Pembroke Companies, Inc., the sole member of Pembroke HCP, LLC, the managing general partner of High Cash Partners, L.P. (the "Company"), hereby certify that, to the best of my knowledge:

The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K"), of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   March 28, 2003         By:   /s/ Lawrence J. Cohen
                                     ---------------------------
                                    Lawrence J. Cohen,
                                    President, chief executive officer and chief
                                    financial officer of Pembroke Companies,
                                    Inc., the sole member of  Pembroke HCP,
                                    LLC, the managing general partner of High
                                    Cash Partners, L.P.